UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2026

Genesco Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Marriott Drive
Nashville, Tennessee		37214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 367-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced on January 29, 2026, Genesco Inc. (the “Company”) and the Company’s former Senior Vice President and Chief Financial Officer, Cassandra E. Harris, entered into a Consulting Agreement dated January 29, 2026, pursuant to which Ms. Harris continued to support the Company as a consultant and principal accounting officer from March 7, 2026, through the filing of the Company’s fiscal year 2026 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 25, 2026 (the “Form 10-K”), assisting with an orderly transition. Accordingly, Ms. Harris ceased to serve as the Company's principal accounting officer, effective March 25, 2026.

On March 26, 2026, Mimi E. Vaughn, age 59, the Company’s President, Chief Executive Officer, Interim Chief Financial Officer and principal financial officer, was appointed by the Company’s board of directors to serve as the Company’s principal accounting officer until the Company names a successor. Ms. Vaughn will continue to lead the Company’s experienced financial leadership team and management in connection with her service as Interim Chief Financial Officer.

Ms. Vaughn will not receive any additional compensation, equity grants or awards for assuming the duties of principal accounting officer and no changes were made to Ms. Vaughn’s severance arrangements in connection with this appointment. Biographical information for Ms. Vaughn can be found in the Form 10-K and is incorporated herein by reference.

Ms. Vaughn has no family relationships with any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesco Inc.

Date:	March 27, 2026	By:	/s/ Scott E. Becker
Scott E. Becker Senior Vice President, Corporate Secretary adn General Counsel